                                  EXHIBIT 21.1

                      WALDEN RESIDENTIAL PROPERTIES, INC.
                    SCHEDULE OF SUBSIDIARIES OF THE COMPANY
                             AS OF AUGUST 31, 1997

                                                                    Percentage
                                                                       Equity
        Subsidiaries                                                 Ownership
        ------------                                                 ---------

Apartment Opportunity Fund, L.P. ..................................    100%
        (California)
Colorado Club Partners, L.P. ......................................    100%
        (California)
Concierge Management Corporation...................................    100%
        (Texas)
Concierge Realty and Finance Corporation...........................    100%
        (Texas)
Cornerstone Associates.............................................    100%
        (California)
Crossing & Meadows Corporation.....................................    100%
        (Texas)
Crossing & Meadows Partnership, Ltd. ..............................    100%
        (Texas)
DMH 90.............................................................    100%
        (California)
Drever Construction Corporation, Inc. .............................    100%
        (California)
Drever/Monticello Investors, L.P. .................................    100%
        (California)
Drever Partners, Inc. .............................................    100%
        (California)
Fullerton Portfolio Joint Venture..................................    100%
        (California)
Houston Portfolio Joint Venture II.................................    100%
        (California)
Hunter's Ridge Partnership, Ltd. ..................................    100%
        (Texas)
Newport Partnership, Ltd. .........................................    100%
        (Texas)
Peppertree Associates, Ltd. .......................................      1%
        (Texas)
Resident Profiles, Inc. ...........................................    100%
        (Texas)
Walden AZ Corporation..............................................    100%
        (Delaware)
Walden/Drever Operating Partnership, L.P. .........................     38%
        (Delaware)
Walden Glen Corporation............................................    100%
        (Delaware)
Walden Operating, Inc. ............................................    100%
        (Delaware)
Walden Residential Operating Partnership, L.P. ....................     88%
        (Georgia)
Walden Residential Operating Partnership, L.P. ....................    100%
        (Delaware)

Walden South Pointe GP, Inc. ......................................    100%
        (Delaware)
Walden South Pointe, L.P. .........................................    100%
        (Delaware)
Walden Special Corp. ..............................................     10%
        (Texas)
Walden Special Partners, Ltd. .....................................    100%
        (Texas)
Walden "Utah" Properties, Ltd. ....................................    100%
        (Texas)
WDN Properties, Inc. ..............................................    100%
        (New York)
WDN Properties, Ltd. ..............................................    100%
        (Texas)